UNITED STATES

SECURITIES AND EXCHANGE COMMISION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant

To Section 18 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2007

NITAR TECH CORP.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-127170	94-0476582
State or other jurisdiction of incorporation	Commission File Number	I.R.S. employer identification number

2283 ARGENTIA SQUARE, UNIT #8

MISSISSAUGA, ONTARIO, CANADA, L5N 5Z2

(Address of principal executive offices, including zip code)

(905) 824-5306  EXT. 201]

(Registrant's telephone number, including area code)

None

(Former Address If Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02

Election of Directors

On November 19, 2007, Mr. Nien-Chun Yang was elected to the Board of Directors of the Company.

Educated in Taiwan and the United States of America, Mr. Yang holds a position with the Chairman’s Office, Chinese National Party (KMT). As a Director of Nitar Tech, Corp., Mr. Yang brings to the board a comprehensive, sophisticated and experienced background encompassing the areas of; diplomacy, arbitration, communications, business administration, strategic corporate planning, research and development, overseas investment and the marketing of advanced technology products on an international level.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nitar Tech Corp.

(Registrant)

Dated: November 27, 2007

By

s/s

______________________

Luiz O. Brasil

President